UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2007

MISCOR Group, Ltd.
(Exact name of registrant as specified in its charter)

Indiana	333-129354	20-0995245
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1125 South Walnut Street, South Bend, Indiana		46619
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (574) 234-8131

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by MISCOR Group, Ltd. (“MISCOR”), on October 22, 2007 (the “Original 8-K”), announcing the completion of the acquisition by MISCOR of all the issued and outstanding shares of common stock of Ideal Consolidated, Inc. (“Ideal”), on October 19, 2007.  The sole purpose of this Amendment No. 1 is to provide the historical financial statements of Ideal as required by Item 9.01(a), and the pro forma financial information as required by Item 9.01(b), in connection with MISCOR’s acquisition of all the issued and outstanding common shares of Ideal, which financial statements were not included in the Original 8-K.  Please refer to the Original 8-K for further discussion of MISCOR’s acquisition of Ideal.

Item 9.01  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.  The audited financial statements of Ideal as of and for the year ended December 31, 2006, and the unaudited financial statements of Ideal as of September 30, 2007, and for the nine month periods ended September 30, 2007 and 2006, are attached hereto as Exhibit 99.2 and are incorporated by reference herein.

(b)  Pro forma financial information.  Unaudited pro forma condensed combining financial information of MISCOR, giving effect to the acquisition of Ideal by MISCOR, presented in accordance with Article 11 of Regulation S-X, is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

(d)  Exhibits.

Exhibit No.	Description
2.1*@	Stock Purchase Agreement dated October 19, 2007, by and among MISCOR Group, Ltd. and Darrell L. Graf, Mary A. LaPlace and Kenneth D. Wiegand
99.1*	Press Release dated October 19, 2007, reporting acquisition of common stock of Ideal Consolidated, Inc.
99.2
Ideal audited financial statements as of and for the year ended December 31, 2006, and unaudited financial statements as of September 30, 2007, and for the nine month periods ended September 30, 2007 and 2006

99.3	Unaudited pro forma condensed combining financial information of MISCOR Group, Ltd., and subsidiaries

*	Previously filed as an exhibit to MISCOR’s Original 8-K, filed on October 22, 2007.
@
MISCOR has omitted schedules and similar attachments to the Purchase Agreement pursuant to Item 601(b) of Regulation S-K.  MISCOR will furnish a copy of any omitted schedule or similar attachment to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISCOR Group, Ltd.
Date: December 26, 2007

	By:	/s/ Richard J. Mullin
Printed Name: Richard J. Mullin
Title: Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1*@	Stock Purchase Agreement dated October 19, 2007, by and among MISCOR Group, Ltd. and Darrell L. Graf, Mary A. LaPlace and Kenneth D. Wiegand
99.1*	Press Release dated October 19, 2007, reporting acquisition of common stock of Ideal Consolidated, Inc.
99.2
Ideal audited financial statements as of and for the year ended December 31, 2006, and unaudited financial statements as of September 30, 2007, and for the nine month periods ended September 30, 2007 and 2006

99.3	Unaudited pro forma condensed combining financial information of MISCOR Group, Ltd., and subsidiaries

*	Previously filed as an exhibit to MISCOR’s Original 8-K, filed on October 22, 2007.
@
MISCOR has omitted schedules and similar attachments to the Purchase Agreement pursuant to Item 601(b) of Regulation S-K.  MISCOR will furnish a copy of any omitted schedule or similar attachment to the Commission upon request.